UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 5, 2024
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Iridium Communications Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard
Suite 1400
McLean, VA 22102
(Address of principal executive offices)

703-287-7400
(Registrant’s telephone number, including area code)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2024, the Board of Directors of Iridium Communications Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board of Directors, approved the amendment and restatement of the Company’s Bylaws (as so amended and restated, the “Bylaws”) to, among other things, reflect statutory changes under Delaware law, clarify and simplify language in certain provisions, incorporate rule changes from the Securities and Exchange Commission, enhance the advance notice provisions, and reflect current practices among public companies. The amended provisions, among other things:
•Enhance the procedural and disclosure requirements for annual or special meetings of stockholders called by the Company, including without limitation, to:
◦require additional information, disclosures, representations and certifications with respect to the proposing stockholder and the proposed nominees related to the stockholder’s solicitation of proxies (Sections 2.2(d), 2.2(g), 2.3(c) and 2.5(b));
◦incorporate updates to align with the “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including but not limited to a representation as to whether a stockholder intends to solicit proxies in support of director nominees and to provide evidence that such stockholder has complied with such requirements (Sections 2.2(d) and 2.2(g));
◦clarify that a stockholder cannot nominate a greater number of director nominees than the number of directors set to be elected at the applicable meeting (Sections 2.2(d) and 2.3(g)); and
◦permit the Company to disregard director nominations or business proposals if a stockholder does not provide the required information or comply with applicable requirements (Section 2.2(g));
•Clarify the ability of stockholders to participate in meetings by means of remote communication (Section 2.5(a));
•Clarify the procedures to appoint, and the role of and the authority granted to, the chairman of a stockholders’ meeting (Section 2.6(c));
•Update the voting provisions and procedures for stockholders’ meetings (Sections 2.6(c) and 2.7);
•Update the adjournment of meetings provision (Section 2.10);
•Update the provision relating to inspectors of election (Section 2.11);
•Update the notice to stockholders provisions to align with Delaware General Corporation Law (Section 6.1); and
•Update the director and officer indemnification provision and add an expense advancement provision (Section 7.1).

The Bylaws also incorporate certain administrative, clarifying and conforming changes, including changes to conform to the Delaware General Corporation Law (including recent amendments thereto).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 5, 2024, the Company’s Board of Directors declared a cash dividend on its common stock of $0.14 per share. The dividend is payable on December 31, 2024, to stockholders of record as of December 16, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*
*    Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IRIDIUM COMMUNICATIONS INC.

Date: December 5, 2024                     By:    /s/ Kathleen A. Morgan
                                 Name:     Kathleen A. Morgan
                                 Title:     Chief Legal Officer